Contributed Surplus	12 Months Ended
Dec. 31, 2025
Disclosure of Contribution Surplus [Abstract]
Contributed Surplus
21.	CONTRIBUTED SURPLUS
During the year, stock option accretion of $916 (2024 - $849) was credited to contributed surplus.
During the year, the Company made a prospective change to its share-based compensation plan. The Restricted Share Units (RSU) and Performance Share Units (PSU) plan will now be either cash-settled, share-settled or combination of both, at the Company’s discretion. The RSU and PSU share-based payment plan was approved by the shareholders on May 14, 2025. The 2025 plan is accounted for as an equity-settled share-based payment and are credited to contributed surplus. For the year ended December 31, 2025, the equity-settled share-based plan recorded to contributed surplus was $3,261.